                         Composition of the Receivables
                                     1998-C

                                                    New                         Used                     Total
                                         --------------------------   -------------------------  -----------------------
Aggregate Principal Balance                       $110,005,924.85             $389,993,769.07          $499,999,693.92

Number of Receivables in Pool                               7,097                      31,242                   38,339

Percent of Pool by Principal Balance                       22.00%                      78.00%

Average Principal Balance                              $15,500.34                  $12,483.00               $13,041.54
     Range of Principal Balances           ($486.92 to $29,744.05)     ($370.65 to $29,981.13)

Weighted Average APR                                       16.83%                      18.82%                   18.38%
     Range of APRs                               (9.00% to 27.00%)          (9.38% to  32.00%)

Weighted Average Remaining Term                                59                          56                       57
     Range of Remaining Terms                    (22 to 72 months)           (10 to 72 months)

Weighted Average Original Term                                 60                          57                       57
     Range of Original Terms                     (24 to 72 months)           (12 to 72 months)

--------------------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.



         Distribution of the Receivables by APR as of the Cutoff Date

                             Aggregate Principal
                             Balance as of Cutoff      Percent of Aggregate              Number of            Percent of Number of
      APR Range (1)                  Date              Principal Balance (2)            Receivables             Receivables (2)
--------------------------   ---------------------   --------------------------   -------------------------  -----------------------
9.000% to 9.999%                       $6,326,417                        1.27%                         379                    0.99%
10.000% to 10.999%                      3,293,313                        0.66%                         203                    0.53%
11.000% to 11.999%                      8,667,523                        1.73%                         538                    1.40%
12.000% to 12.999%                     15,903,841                        3.18%                         954                    2.49%
13.000% to 13.999%                     15,847,488                        3.17%                         964                    2.51%
14.000% to 14.999%                     14,947,519                        2.99%                         943                    2.46%
15.000% to 15.999%                     32,807,489                        6.56%                       2,121                    5.53%
16.000% to 16.999%                     28,891,095                        5.78%                       1,932                    5.04%
17.000% to 17.999%                     55,423,448                       11.08%                       3,966                   10.34%
18.000% to 18.999%                    100,822,628                       20.16%                       7,628                   19.90%
19.000% to 19.999%                     46,881,201                        9.38%                       3,636                    9.48%
20.000% to 20.999%                     50,797,883                       10.16%                       4,084                   10.65%
21.000% to 21.999%                     68,861,061                       13.77%                       6,117                   15.96%
22.000% to 22.999%                     23,753,303                        4.75%                       2,164                    5.64%
23.000% to 23.999%                     16,363,828                        3.27%                       1,565                    4.08%
24.000% to 24.999%                      6,649,926                        1.33%                         673                    1.76%
25.000% to 25.999%                      2,925,070                        0.59%                         366                    0.95%
26.000% to 26.999%                        553,408                        0.11%                          72                    0.19%
27.000% to 27.999%                        129,924                        0.03%                          14                    0.04%
28.000% to 28.999%                         23,205                        0.00%                           3                    0.01%
29.000% to 29.999%                        117,037                        0.02%                          15                    0.04%
30.000% to 30.999%                          9,234                        0.00%                           1                    0.00%
31.000% to 31.999%                              0                        0.00%                           0                    0.00%
32.000% to 32.999%                          3,852                        0.00%                           1                    0.00%
                             ---------------------   --------------------------   -------------------------  -----------------------

TOTAL                                $499,999,694                      100.00%                      38,339                  100.00%
                             =====================   ==========================   =========================  =======================

---------------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)       Percentages may not add to 100% because of rounding.

       Distribution of the Receivables by Geographic Location of Obligor
                                    1998-C

                             Aggregate Principal
                             Balance as of Cutoff      Percent of Aggregate              Number of            Percent of Number of
          State                      Date              Principal Balance (1)            Receivables             Receivables (1)
--------------------------   ---------------------   --------------------------   -------------------------  -----------------------
California                         $70,878,149.53                       14.18%                       5,119                   13.35%
Texas                               47,474,326.44                        9.49%                       3,610                    9.42%
Florida                             35,367,728.52                        7.07%                       2,735                    7.13%
New York                            27,348,088.69                        5.47%                       2,108                    5.50%
Pennsylvania                        23,478,870.63                        4.70%                       1,879                    4.90%
Illinois                            23,408,571.03                        4.68%                       1,795                    4.68%
Ohio                                21,521,553.83                        4.30%                       1,748                    4.56%
Virginia                            20,835,200.06                        4.17%                       1,520                    3.96%
Arizona                             20,147,213.82                        4.03%                       1,567                    4.09%
Georgia                             19,938,795.70                        3.99%                       1,399                    3.65%
New Jersey                          17,993,006.95                        3.60%                       1,401                    3.65%
Michigan                            15,520,055.60                        3.10%                       1,207                    3.15%
North Carolina                      14,443,646.92                        2.89%                       1,079                    2.81%
Washington                          12,835,995.23                        2.57%                       1,067                    2.78%
Massachusetts                       10,669,264.84                        2.13%                         755                    1.97%
Tennessee                            9,898,281.58                        1.98%                         713                    1.86%
Missouri                             9,731,186.42                        1.95%                         787                    2.05%
Nevada                               9,250,566.27                        1.85%                         696                    1.82%
Kentucky                             8,065,862.11                        1.61%                         652                    1.70%
Minnesota                            7,920,190.63                        1.58%                         633                    1.65%
South Carolina                       7,297,710.70                        1.46%                         538                    1.40%
Colorado                             6,200,707.56                        1.24%                         539                    1.41%
Maryland                             6,079,922.89                        1.22%                         537                    1.40%
Indiana                              5,549,621.71                        1.11%                         423                    1.10%
Oklahoma                             5,141,250.59                        1.03%                         441                    1.15%
Kansas                               5,101,429.98                        1.02%                         391                    1.02%
Wisconsin                            4,853,434.56                        0.97%                         395                    1.03%
Oregon                               4,317,012.38                        0.86%                         353                    0.92%
Connecticut                          4,189,225.88                        0.84%                         339                    0.88%
Utah                                 2,896,774.89                        0.58%                         229                    0.60%
New Mexico                           2,830,201.48                        0.57%                         208                    0.54%
Mississippi                          2,677,954.54                        0.54%                         189                    0.49%
Delaware                             2,642,892.34                        0.53%                         200                    0.52%
Louisiana                            2,369,856.09                        0.47%                         164                    0.43%
Other (2)                           11,125,143.53                        2.23%                         923                    2.41%
                                    --------------                       -----                         ---                    -----

TOTAL                             $499,999,693.92                      100.00%                      38,339                  100.00%
                                  ---------------                      -------                      ------                  -------

---------------
(1)    Percentages may not add to 100% because of rounding.
(2)    States with principal balances less than $2,000,000.